Commitments and contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure
Commitments And Contingencies

Note 28 – Commitments and contingencies

Off-balance sheet risk

The Corporation is a party to financial instruments with off-balance sheet credit risk in the normal course of business to meet the financial needs of its customers. These financial instruments include loan commitments, letters of credit, and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

The Corporation’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit, standby letters of credit and financial guarantees written is represented by the contractual notional amounts of those instruments. The Corporation uses the same credit policies in making these commitments and conditional obligations as it does for those reflected on the consolidated statements of financial condition.

Financial instruments with off-balance sheet credit risk, whose contract amounts represent potential credit risk as of the end of the periods presented were as follows:

(In thousands)	December 31, 2016	December 31, 2015
Commitments to extend credit:
Credit card lines	$4,562,981	$4,552,331
Commercial and construction lines of credit	2,966,656	2,619,092
Other consumer unused credit commitments	261,856	262,685
Commercial letters of credit	1,490	2,040
Standby letters of credit	34,644	49,670
Commitments to originate or fund mortgage loans	25,622	21,311

At December 31, 2016 and December 31, 2015, the Corporation maintained a reserve of approximately $9 million and $10 million, respectively, for potential losses associated with unfunded loan commitments related to commercial and consumer lines of credit.

Other commitments

At December 31, 2016 and December 31, 2015, the Corporation also maintained other non-credit commitments for approximately $372 thousand and $9 million, respectively, primarily for the acquisition of other investments.

Business concentration

Since the Corporation’s business activities are currently concentrated primarily in Puerto Rico, its results of operations and financial condition are dependent upon the general trends of the Puerto Rico economy and, in particular, the residential and commercial real estate markets. The concentration of the Corporation’s operations in Puerto Rico exposes it to greater risk than other banking companies with a wider geographic base.  Its asset and revenue composition by geographical area is presented in Note 42 to the consolidated financial statements.

Since February 2014, the three principal rating agencies (Moody’s, S&P and Fitch) have lowered their ratings on the General Obligation bonds of the Commonwealth and the bonds of several other Commonwealth instrumentalities to non-investment grade ratings. In connection with their rating actions, the rating agencies noted various factors, including high levels of public debt, the lack of a clear economic growth catalyst, recurring fiscal budget deficits, the financial condition of the public sector employee pension plans and, more recently, liquidity concerns regarding the Commonwealth and the GDB and their ability to access the capital markets. Currently, the Commonwealth’s general obligation ratings are as follows: S&P, ‘D’, Moody’s, ‘Caa3’, and Fitch, ‘D’.

PROMESA and the Commonwealth’s Fiscal Plan

On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”) into law. PROMESA established a seven-member oversight board with broad powers over the finances of the Commonwealth and its instrumentalities (the “Oversight Board”).

Among other things, PROMESA provides for: (i) a stay on litigation to enforce remedies or rights related to outstanding liabilities of the Commonwealth, its political subdivisions, including municipalities, instrumentalities and public corporations and (ii) two separate processes for the restructuring of the debt obligations of such entities. PROMESA also includes other miscellaneous provisions, including relief from certain wage and hour laws and regulations and provisions for identification and expedited permitting of critical infrastructure projects.

During the first meeting of the Oversight Board, held on September 30, 2016, the Oversight Board announced the designation of a number of entities as covered entities under PROMESA, including the Commonwealth, all of its public corporations and retirement systems, UPR, and all affiliates and subsidiaries of the foregoing. While the Oversight Board has the power to designate any of the Commonwealth’s municipalities as covered entities under PROMESA, it has not done so as of the date hereof.

The designation of an entity as a covered entity has various implications under PROMESA. First, it means that the Governor will have to submit such entity’s annual budgets and, if the Oversight Board so requests, its fiscal plans, to the Oversight Board for its review and approval. Second, covered territorial instrumentalities may not issue debt or guarantee, exchange, modify, repurchase, redeem, or enter into similar transactions with respect to their debts without the prior approval of the Oversight Board. Third, pursuant to certain contracting guidelines approved by the Oversight Board, prior Oversight Board approval is required in connection with any transaction undertaken by a covered entity that (i) is outside the ordinary course of business or (ii) has a material financial impact. Finally, covered entities could also potentially be eligible to use the restructuring procedures provided by PROMESA. The first, Title VI, is a largely out-of-court process through which a government entity and its financial creditors can agree on terms to restructure such entity’s debt. If a supermajority of creditors of a certain category agree, that agreement can bind all other creditors in such category. The second, Title III, draws on the federal bankruptcy code and provides a court-supervised process for a comprehensive restructuring led by the Oversight Board.

At December 31, 2016, the Corporation’s direct exposure to the Puerto Rico government and its instrumentalities and municipalities amounted to $ 584 million, of which approximately $ 529 million is outstanding ($669 million and $ 578 million, respectively, at December 31, 2015). Of the amount outstanding, $ 459 million consists of loans and $ 70 million are securities ($ 502 million and $ 76 million at December 31, 2015). Also, of the amount outstanding, $ 17 million represents obligations from the Government of Puerto Rico or its public corporations each of which has been designated as a covered entity under PROMESA ($ 76 million at December 31, 2015). During the quarter ended September 30, 2016, BPPR sold its $40 million credit facility from Puerto Rico Electric Power Authority (“PREPA”). The remaining $ 512 million outstanding represents obligations from various municipalities in Puerto Rico for which, in most cases, the good faith, credit and unlimited taxing power of the applicable municipality has been pledged to their repayment ($ 502 million at December 31, 2015). These municipalities are required by law to levy special property taxes in such amounts as shall be required for the payment of all of its general obligation bonds and loans. These loans have seniority to the payment of operating cost and expenses of the municipality. The automatic stay on litigation imposed by PROMESA applies to all municipal obligations to which we are a party.  Furthermore, although the PROMESA Oversight Board has not designated any of the Commonwealth’s 78 municipalities as covered entities under PROMESA, it may decide to do so in the future. Further deterioration of the fiscal crisis of the Government of Puerto Rico could further affect the value of these loans and securities, resulting in losses to us. The following table details the loans and investments representing the Corporation’s direct exposure to the Puerto Rico government according to their maturities:

(In thousands)	Investment Portfolio	Loans	Total Outstanding	Total Exposure
Central Government
Within 1 year	$-	$-	$-	$50,000
After 1 to 5 years	3,456	-	3,456	3,456
After 5 to 10 years	13,116	-	13,116	13,116
After 10 years	407	-	407	407
Total Central Government	16,979	-	16,979	66,979
Government Development Bank (GDB)
After 1 to 5 years	2	-	2	2
Total Government Development Bank (GDB)	2	-	2	2
Public Corporations:
Puerto Rico Aqueduct and Sewer Authority
After 10 years	460	-	460	460
Total Puerto Rico Aqueduct and Sewer Authority	460	-	460	460
Puerto Rico Highways and Transportation Authority
After 5 to 10 years	4	-	4	4
Total Puerto Rico Highways and Transportation Authority	4	-	4	4
Municipalities
Within 1 year	3,105	37,621	40,726	45,878
After 1 to 5 years	14,540	128,008	142,548	142,548
After 5 to 10 years	18,635	145,005	163,640	163,640
After 10 years	16,820	148,160	164,980	164,980
Total Municipalities	53,100	458,794	511,894	517,046
Total Direct Government Exposure	$70,545	$458,794	$529,339	$584,491

In addition, at December 31, 2016, the Corporation had $406 million in indirect exposure to loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default ($394 million at December 31, 2015). These included $326 million in residential mortgage loans that are guaranteed by the Puerto Rico Housing Finance Authority (December 31, 2015 - $316 million). These mortgage loans are secured by the underlying properties and the guarantees serve to cover shortfalls in collateral in the event of a borrower default. Under recently enacted legislation, the Governor is authorized to impose a temporary moratorium on the financial obligations of Puerto Housing Finance Authority. Also, the Corporation had $49 million in Puerto Rico housing bonds pass-through securities backed by FNMA, GNMA or residential loans, and $31 million of commercial real estate notes issued by government entities, but payable from rent paid by third parties ($50 million and $28 million at December 31, 2015, respectively).

Other contingencies

As indicated in Note 12 to the consolidated financial statements, as part of the loss sharing agreements related to the Westernbank FDIC-assisted transaction, the Corporation agreed to make a true-up payment to the FDIC on the date that is 45 days following the last day of the final shared loss month, or upon the final disposition of all covered assets under the loss sharing agreements in the event losses on the loss sharing agreements fail to reach expected levels. The fair value of the true-up payment obligation was estimated at $ 153 million at December 31, 2016 (December 31, 2015 - $ 120 million). For additional information refer to Note 12.

Legal Proceedings

The nature of Popular’s business ordinarily results in a certain number of claims, litigation, investigations, and legal and administrative cases and proceedings. When the Corporation determines that it has meritorious defenses to the claims asserted, it vigorously defends itself. The Corporation will consider the settlement of cases (including cases where it has meritorious defenses) when, in management’s judgment, it is in the best interest of both the Corporation and its shareholders to do so.

On at least a quarterly basis, Popular assesses its liabilities and contingencies in connection with outstanding legal proceedings utilizing the latest information available. For matters where it is probable that the Corporation will incur a material loss and the amount can be reasonably estimated, the Corporation establishes an accrual for the loss. Once established, the accrual is adjusted on at least a quarterly basis as appropriate to reflect any relevant developments. For matters where a material loss is not probable or the amount of the loss cannot be estimated, no accrual is established.

In certain cases, exposure to loss exists in excess of the accrual to the extent such loss is reasonably possible, but not probable. Management believes and estimates that the aggregate range of reasonably possible losses (with respect to those matters where such limits may be determined, in excess of amounts accrued), for current legal proceedings ranges from $0 to approximately $33.9 million as of December 31, 2016. For certain other cases, management cannot reasonably estimate the possible loss at this time. Any estimate involves significant judgment, given the varying stages of the proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants in several of the current proceedings whose share of liability has yet to be determined, the numerous unresolved issues in many of the proceedings, and the inherent uncertainty of the various potential outcomes of such proceedings. Accordingly, management’s estimate will change from time-to-time, and actual losses may be more or less than the current estimate.

While the final outcome of legal proceedings is inherently uncertain, based on information currently available, advice of counsel, and available insurance coverage, management believes that the amount it has already accrued is adequate and any incremental liability arising from the Corporation’s legal proceedings will not have a material adverse effect on the Corporation’s consolidated financial position as a whole. However, in the event of unexpected future developments, it is possible that the ultimate resolution of these matters, if unfavorable, may be material to the Corporation’s consolidated financial position in a particular period.

Set forth below are descriptions of the Corporation’s significant legal proceedings.

Josefina Valle v. Popular Community Bank

PCB has been named a defendant in a putative class action complaint captioned Josefina Valle, et al. v. Popular Community Bank, filed in November 2012 in the New York State Supreme Court (New York County). Plaintiffs, PCB customers, allege among other things that PCB has engaged in unfair and deceptive acts and trade practices in connection with the assessment of overdraft fees and payment processing on consumer deposit accounts. The complaint further alleges that PCB improperly disclosed its consumer overdraft policies and that the overdraft rates and fees assessed by PCB violate New York’s usury laws. Plaintiffs seek unspecified damages, including punitive damages, interest, disbursements, and attorneys’ fees and costs.

A motion to dismiss was filed on September 9, 2013. On October 25, 2013, plaintiffs filed an amended complaint seeking to limit the putative class to New York account holders. A motion to dismiss the amended complaint was filed in February 2014. In August 2014, the Court entered an order granting in part PCB’s motion to dismiss. The sole surviving claim relates to PCB’s item processing policy. On September 10, 2014, plaintiffs filed a motion for leave to file a second amended complaint to correct certain deficiencies noted in the court’s decision and order.  PCB subsequently filed a motion in opposition to plaintiff's motion for leave to amend and further sought to compel arbitration. In June 2015, this matter was reassigned to a new judge and on July 22, 2015, such Court denied PCB’s motion to compel arbitration and granted plaintiffs’ motion for leave to amend the complaint to replead certain claims based on item processing reordering, misstatement of balance information and failure to notify customers in advance of potential overdrafts. The Court did not, however, allow plaintiffs to replead their claim for the alleged breach of the implied covenant of good faith and fair dealing. On August 12, 2015, the Plaintiffs filed a second amended complaint. On August 24, 2015, PCB filed a Notice of Appeal as to the order granting leave to file the second amended complaint and on September 17, 2015, it filed a motion to dismiss the second amended complaint. On February 18, 2016, the Court granted in part and denied in part PCB’s pending motion to dismiss. The Court dismissed plaintiffs’ unfair and deceptive acts and trade practices claim to the extent it sought to recover overdraft fees incurred prior to September 2011. On March 28, 2016, PCB filed an answer to second amended complaint and on April 7, 2016, it filed a notice of appeal on the partial denial of PCB’s motion to dismiss. A mediation session held on September 21, 2016 proved unsuccessful. Discovery is ongoing.

E-LOAN

PCB has also been named a defendant in a complaint for breach of contract regarding certain alleged repurchase obligations in connection with the origination and sale of residential mortgage loans sold by E-LOAN to plaintiff. In January 2015, the court consolidated this action with the matter of In re: RFC and RESCAP Liquidating Trust Litigation, which is composed of approximately 70 other matters involving repurchase obligation claims filed by RFC, for pretrial purposes. A joint mediation hearing was held on September 21, 2016 but did not result in the settlement of this matter. The case is currently in discovery.

Nora Fernandez v. UBS

BPPR and Popular Securities have also been named defendants in a putative class action complaint captioned Nora Fernandez, et al. v. UBS, et al., filed in the United States District Court for the Southern District of New York (SDNY) on May 5, 2014 on behalf of investors in 23 Puerto Rico closed-end investment companies. UBS Financial Services Incorporated of Puerto Rico, another named defendant, is the sponsor and co-sponsor of all 23 funds, while BPPR was co-sponsor, together with UBS, of nine (9) of those funds. Plaintiffs allege breach of fiduciary duty and breach of contract against Popular Securities, aiding and abetting breach of fiduciary duty against BPPR, and similar claims against the UBS entities. The complaint seeks unspecified damages, including disgorgement of fees and attorneys’ fees. On May 30, 2014, plaintiffs voluntarily dismissed their class action in the SDNY and on that same date, they filed a virtually identical complaint in the USDC-PR and requested that the case be consolidated with the matter of In re: UBS Financial Services Securities Litigation, a class action currently pending before the USDC-PR in which neither BPPR nor Popular Securities are parties. The UBS defendants filed an opposition to the consolidation request and moved to transfer the case back to the SDNY on the ground that the relevant agreements between the parties contain a choice of forum clause, with New York as the selected forum. The Popular defendants joined the opposition and motion filed by UBS. By order dated January 30, 2015, the court denied the plaintiffs’ motion to consolidate. By order dated March 30, 2015, the court granted defendants’ motion to transfer. On May 8, 2015, plaintiffs filed an amended complaint in the SDNY containing virtually identical allegations with respect to Popular Securities and BPPR. Defendants filed motions to dismiss the amended complaint on June 18, 2015. Oral arguments were held on the motions to dismiss in front of Judge Stein of the SDNY on October 14, 2016. On December 7, 2016, Judge Stein largely granted the motion to dismiss of BPPR and Popular Securities. Judge Stein’s order (“Order”) dismissed all claims against BPPR and all but two breach of contract claims against Popular Securities brought by one named plaintiff. Specifically, the Order dismissed claims stemming from purchases of the funds in 2005, 2007 and 2011 as time-barred by the Puerto Rico Uniform Securities Act. The Order also dismissed the claims for breach of fiduciary duty, aiding and abetting of a breach of fiduciary duty, and breach of the covenant of good faith and fair dealing stemming from a 2012 purchase for failure to state a claim. The Court granted Plaintiffs 21 days to amend the complaint for the 2012 claims only, but plaintiffs chose not to replead. The Order stated that the final two contract claims, which allege that Popular Securities failed to conduct a suitability analysis for the named plaintiff as required by the parties’ contract would be allowed to proceed, because the Court was not prepared at the motion to dismiss stage, to conclude that the plaintiff was responsible for all investments enough to eliminate Popular Securities’ obligations regarding suitability. The parties are currently in the discovery phase of the case.

Hazard Insurance Commission-Related Litigation

Popular, Inc., BPPR and Popular Insurance, LLC (the “Popular Defendants”) have recently been named defendants in a putative class action complaint captioned Perez Díaz v. Popular, Inc., et al. The complaint seeks damages and preliminary and permanent injunctive relief on behalf of the purported class against the Popular Defendants, as well as Antilles Insurance Company, Real Legacy Insurance Company and MAPFRE-PRAICO Insurance Company (the “Defendant Insurance Companies”). Plaintiffs essentially allege that the Popular Defendants have been unjustly enriched by failing to reimburse them for commissions paid by the Defendant Insurance Companies to the insurance agent and/or mortgagee for policy years when no claims were filed against their hazard insurance policies. They demand the reimbursement to the purported “class” of an estimated $400,000,000, plus legal interest, for the “good experience” commissions allegedly paid by the Defendant Insurance Companies during the relevant time period, as well as injunctive relief seeking to enjoin the Defendant Insurance Companies from paying commissions to the insurance agent/mortgagee and ordering them to pay those fees directly to the insured. A hearing on the request for preliminary injunction and other matters was held on February 15, 2017, as a result of which plaintiffs withdrew their request for preliminary injunctive relief. A motion for dismissal on the merits filed by all defendants, which was unopposed as of the date of the hearing, was denied with a right to replead following limited targeted discovery.

BPPR has separately been named a defendant in a putative class action complaint captioned Ramirez Torres, et al. v. Banco Popular de Puerto Rico, et al. The complaint seeks damages and preliminary and permanent injunctive relief on behalf of the purported class against the Popular Defendants, as well other financial institutions with insurance brokerage subsidiaries in Puerto Rico. Plaintiffs essentially contend that in November 2015, Antilles Insurance Company obtained approval from the Puerto Rico Insurance Commissioner to market an endorsement that allowed its customers to obtain a reimbursement on their insurance deductible for good experience, but that defendants failed to offer this product or disclose its existence to their customers, favoring other products instead, in violation of their duties as insurance brokers. Plaintiffs seek a determination that defendants unlawfully failed to comply with their legal and contractual duty to disclose the existence of this new insurance product, as well as double or treble damages (the latter subject to a determination that defendants engaged in anti-monopolistic practices in failing to offer this product).

Other Matters

Puerto Rico Bonds and Closed-End Investment Funds

The volatility in prices and declines in value that Puerto Rico municipal bonds and closed-end investment companies that invest primarily in Puerto Rico municipal bonds have experienced since August 2013 have led to regulatory inquiries, customer complaints and arbitrations for most broker-dealers in Puerto Rico, including Popular Securities. Popular Securities has received customer complaints and is named as a respondent (among other broker-dealers) in 59 arbitration proceedings with aggregate claimed damages of approximately $168 million, including one arbitration with claimed damages of $78 million in which one other Puerto Rico broker-dealer is a co-defendant.  It is the view of the Corporation that Popular Securities has meritorious defenses to the claims asserted. The Government’s defaults on its debt, its intention to pursue a comprehensive debt restructuring, including specifically its decisions to declare a moratorium on certain principal payments on bonds including those issued by Government Development Bank for Puerto Rico (the “GDB”), may increase the number of customer complaints (and claimed damages) against Popular Securities concerning Puerto Rico bonds, including bonds issued by GDB, and closed-end investment companies that invest primarily in Puerto Rico bonds. An adverse result in the matters described above or a significant increase in customer complaints could have a material adverse effect on Popular.

Mortgage-Related Investigations

The Corporation and its subsidiaries from time to time receive requests for information from departments of the U.S. government that investigate mortgage-related conduct.  In particular, the BPPR has received subpoenas and other requests for information from the Federal Housing Finance Agency’s Office of the Inspector General, the Civil Division of the Department of Justice, the Special Inspector General for the Troubled Asset Relief Program and the Federal Department of Housing and Urban Development’s Office of the Inspector General mainly concerning real estate appraisals and residential and construction loans in Puerto Rico.  The Corporation is cooperating with these requests.

FDIC Commercial Loss Share Arbitration Proceedings

As described under “Note 12 – FDIC loss share asset and true-up payment obligation”, in connection with the Westernbank FDIC-assisted transaction, on April 30, 2010, BPPR entered into loss share agreements with the FDIC, as receiver, with respect to the covered loans and other real estate owned (“OREO”) that it acquired in the transaction. Pursuant to the terms of the loss share agreements, the FDIC’s obligation to reimburse BPPR for losses with respect to covered assets began with the first dollar of loss incurred. The FDIC was obligated to reimburse BPPR for 80% of losses with respect to covered assets, and BPPR must reimburse the FDIC for 80% of recoveries with respect to losses for which the FDIC paid 80% reimbursement under those loss share agreements. The loss share agreements contain specific terms and conditions regarding the management of the covered assets that BPPR must follow in order to receive reimbursement for losses from the FDIC. BPPR believes that it has complied with such terms and conditions. The loss share agreement applicable to the covered commercial and OREO described below provided for loss sharing by the FDIC through the quarter ending June 30, 2015 and provides for reimbursement to the FDIC for recoveries through the quarter ending June 30, 2018.

December 2014 Dispute

On November 25, 2014, the FDIC notified BPPR that it (a) would not reimburse BPPR under the commercial loss share agreement for a $66.6 million loss claim on eight related real estate loans that BPPR restructured and consolidated (collectively, the “Disputed Asset”), and (b) would no longer treat the Disputed Asset as a “Shared-Loss Asset” under the commercial loss share agreement. The FDIC alleged that BPPR’s restructuring and modification of the underlying loans did not constitute a “Permitted Amendment” under the commercial loss share agreement, thereby causing the bank to breach Article III of the commercial loss share agreement. BPPR disagreed with the FDIC’s determinations relating to the Disputed Asset, and accordingly, on December 19, 2014, delivered to the FDIC a notice of dispute under the commercial loss share agreement.

BPPR’s loss share agreements with the FDIC specify that disputes can be submitted to arbitration before a review board under the commercial arbitration rules of the American Arbitration Association. On March 19, 2015, BPPR filed a statement of claim with the American Arbitration Association requesting that a review board determine BPPR and the FDIC’s disputes concerning the Disputed Asset. The statement of claim requested a declaration that the Disputed Asset was properly considered a “Shared-Loss Asset” under the commercial loss share agreement, a declaration that the restructuring was a “Permitted Amendment” under the commercial loss share agreement, and an order that the FDIC reimburse the bank for approximately $53.3 million for the Charge-Off of the Disputed Asset, plus interest at the applicable rate. On April 1, 2015, the FDIC notified BPPR that it was clawing back approximately $1.7 million in reimbursable expenses relating to the Disputed Asset that the FDIC had previously paid to BPPR. Thus, on April 13, 2015, BPPR notified the American Arbitration Association and the FDIC of an increase in the amount of its damages by approximately $1.7 million. The review board in the arbitration concerning the Disputed Asset was comprised of one arbitrator appointed by BPPR, one arbitrator appointed by the FDIC and a third arbitrator selected by agreement of those arbitrators. The arbitration hearing was held in August 2016.

On October 3, 2016, the review board in the arbitration described above issued a final award denying BPPR’s request for reimbursement on the Disputed Asset. As a result, for the quarter ended September 30, 2016, the Corporation recognized a pre-tax charge of approximately $55 million and a corresponding reduction to its FDIC indemnification asset.

March 2015 Dispute

In addition, in November and December 2014, BPPR proposed two separate portfolio sales of Shared-Loss Assets to the FDIC. The FDIC refused to consent to either sale, stating that those sales did not represent best efforts to maximize collections on Shared-Loss Assets under the commercial loss share agreement. In March 2015, BPPR proposed a third portfolio sale to the FDIC, and in May 2015, BPPR proposed a fourth portfolio sale to the FDIC.

BPPR disagreed with the FDIC’s characterization of the November and December 2014 portfolio sale proposals and with the FDIC’s interpretation of the commercial loss share agreement provision governing portfolio sales. Accordingly, on March 13, 2015, BPPR delivered to the FDIC a notice of dispute under the commercial loss share agreement. On June 8, 2015, BPPR filed a statement of claim with the American Arbitration Association requesting that a review board resolve the disputes concerning those proposed portfolio sales. On June 15, 2015, BPPR amended its statement of claim to include a claim for the FDIC-R’s refusal to timely concur in the third sale proposed in March 2015. On June 29, 2015, the FDIC informed BPPR that it would reimburse the bank for losses arising from the primary portfolio of the third proposed sale, but only subject to conditions to which BPPR objected. The FDIC also informed BPPR that it would not concur in the sale of the remainder (the “secondary portfolio”) of the third proposed sale or in the fourth proposed sale. On September 4, 2015, BPPR filed a second amended statement of claim concerning the FDIC’s refusal to concur in the third and fourth portfolio sales as proposed by BPPR.

On November 25, 2015, BPPR completed the sale of the loans in the primary portfolio of the third proposed sale, the losses from which the FDIC partially reimbursed on July 18, 2016. On June 30, 2016, BPPR completed the sales of the remaining loans included in all of its proposed portfolio sales.

In connection with the arbitration concerning the proposed portfolio sales, BPPR sought damages in the amount of $88.5 million plus interest. The FDIC filed a counterclaim for recoveries allegedly lost on six loans included in the third proposed sale and on the loans and related assets included in the subsequent sales. The arbitration hearing was held in November 2016. The review board in the arbitration was comprised of one arbitrator appointed by BPPR, one arbitrator appointed by the FDIC and a third arbitrator selected by agreement of those arbitrators. On December 12, 2016, the Review Board issued an award denying BPPR’s loss-share claims on the portfolio sales. As a result, for the quarter ended December 31, 2016, the Corporation recognized a pre-tax charge of approximately $116.8 million in connection with unreimbursed losses considered in the arbitration, the related adjustment to the true-up obligation owed to the FDIC at the end of the loss-share agreements in 2020 and recoveries previously incorporated in the net damages claimed in the arbitration. On January 11, 2017, the FDIC dismissed its counterclaim without prejudice.

January 2016 Dispute

On November 12, 2015, the FDIC notified BPPR that it (a) would deny certain claims included in BPPR’s Second Quarter 2015 Quarterly Certificate and (b) withhold payment of approximately $5.5 million attributed to $6.9 million in losses BPPR claimed under that certificate. In support of its denial, the FDIC alleged that BPPR did not comply with its obligations under the commercial loss share agreement, including compliance with certain provisions of GAAP, acting in accordance with prudent banking practices, managing Shared-Loss Assets in the same manner as BPPR’s non-Shared-Loss Assets, and using best efforts to maximize collections on the Shared-Loss Assets. BPPR disagreed with the FDIC’s allegations relating to the denied claims included in BPPR’s Second Quarter 2015 Quarterly Certificate, and accordingly, on January 27, 2016 delivered to the FDIC a notice of dispute under the commercial loss share agreement. On May 20, 2016, BPPR filed a demand for arbitration with the American Arbitration Association requesting that a review board, comprised of one arbitrator appointed by the BPPR, one arbitrator appointed by the FDIC and a third arbitrator selected by agreement of those arbitrators, resolve the disputes arising from BPPR’s filing of the Second Quarter 2015 Quarterly Certificate and award BPPR damages in the amount of $4.9 million. On June 29, 2016, the FDIC filed its answering statement and counterclaim, seeking a declaration that the FDIC properly denied a portion of the bank’s shared-loss claim for one of the subject assets. In December 2016, the FDIC withdrew its counterclaim with prejudice on the condition that BPPR agree not to challenge the FDIC’s refusal to reimburse the losses on the loan that was the subject of the FDIC’s counterclaim. On February 10, 2017, BPPR withdrew one of its claims, as a result of which its damages demand was reduced to approximately $4.3 million.

December 2016 Dispute

On December 16, 2016, the FDIC initiated a proceeding before the same panel that sat on a prior arbitration proceeding between BPPR and the FDIC that resulted in a settlement among the parties dated as of October 2014. The panel’s chair also sat on the December 2015 Dispute that resulted in an adverse award for BPPR. Through this proceeding, the FDIC sought to claw back a $12.6 million reimbursement paid on one of the Shared-Loss Assets at issue in the January 2016 Dispute.

On February 23, 2017, the FDIC and BPPR entered into a settlement in principle whereby the parties agreed to withdraw both the January 2016 and the December 2016 Disputes in exchange for a payment by BPPR to the FDIC of approximately $5.5 million. The Corporation does not expect such payment to have a material impact on the value of our loss share asset and related true-up payment obligation to the FDIC.

The loss sharing agreement applicable to single-family residential mortgage loans provides for FDIC loss sharing and BPPR reimbursement to the FDIC for ten years (ending on June 30, 2020). As of December 31, 2016, the carrying value of covered loans approximated $573 million, mainly comprised of single-family residential mortgage loans. To the extent that estimated losses on covered loans are not realized before the expiration of the applicable loss sharing agreement, such losses would not be subject to reimbursement from the FDIC and, accordingly, would require us to make a material adjustment in the value of our loss share asset and the related true up payment obligation to the FDIC and could have a material adverse effect on our financial results for the period in which such adjustment is taken.